UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-03480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07     Submission of Matters to a Vote of Security Holders.

MDU Resources Group, Inc.’s (the “Company”) Annual Meeting of Stockholders was held on May 8, 2018. Three Company proposals were submitted to stockholders as described in the Company’s Proxy Statement dated March 23, 2018. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows.

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to elect nine directors for one-year terms:
Thomas Everist	140,070,810	3,796,751	1,186,301	34,488,796
Karen B. Fagg	128,783,311	15,674,365	596,186	34,488,796
David L. Goodin	141,824,768	2,036,178	1,192,916	34,488,796
Mark A. Hellerstein	142,723,095	1,119,266	1,211,501	34,488,796
Dennis W. Johnson	140,510,872	3,342,053	1,200,937	34,488,796
William E. McCracken	141,864,843	1,929,562	1,259,457	34,488,796
Patricia L. Moss	140,223,157	3,658,192	1,172,513	34,488,796
Harry J. Pearce	140,780,993	3,038,556	1,234,313	34,488,796
John K. Wilson	141,009,472	2,825,286	1,219,104	34,488,796
All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

2.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Advisory vote to approve the compensation paid to the Company's named executive officers	139,133,804	3,077,063	2,842,995	34,488,796

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

3.

	Shares For	Shares Against	Abstentions
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018	176,794,646	1,882,521	865,491

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018

MDU Resources Group, Inc.

By:	/s/ Daniel S. Kuntz

Daniel S. Kuntz
Vice President, General Counsel
and Secretary

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